THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Level Advantage® B-Share variable and index-linked annuity
Lincoln Level Advantage® B-Class variable and index-linked annuity
Lincoln Level Advantage® Advisory variable and index-linked annuity
Lincoln Level Advantage® Advisory Class variable and index-linked annuity
Lincoln Level Advantage® Design Advisory variable and index-linked annuity
Lincoln Level Advantage® Design B-Share variable and index-linked annuity
Lincoln Level Advantage® Select B-Share variable and index-linked annuity

Supplement dated June 1, 2023 to the prospectus dated May 1, 2023

This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses the availability of certain investment options under your contract.  It is for informational purposes and requires no action on your part. All other provisions in your prospectus not discussed in this supplement remain unchanged.

The following Indexed Accounts will be available for all contracts purchased on or after June 20, 2023 subject to state availability:

1-Year Performance Cap Indexed Accounts with Protection Level
•	S&P 500® Cap(1), 100% Protection
•	Capital Strength Net Fee IndexSM Cap(2), 10% Protection

Please retain this supplement with your prospectus for future reference.